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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (SEC File No. 33-24505 and No. 33-62209 and NO. 33-66822) of O.I. Corporation of our report dated January 30, 1997 appearing on page 18 of this Annual Report on Form 10-K.




PRICE WATERHOUSE LLP

Houston, Texas
March 11, 1997